Exhibit 32.1

Prestige Brands International, LLC
90 North Broadway
Irvington, New York 10533

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Prestige Brands International, LLC on Form 10-Q for the quarterly period ended December 31, 2004 (the “Report”), I, Peter J. Anderson, Chief Financial Officer of Prestige Brands International, LLC, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Prestige Brands International, LLC.

January 24, 2005
Prestige Brands International, LLC

	By:	/s/ Peter J. Anderson
Peter J. Anderson
Chief Financial Officer